www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT FBR Capital Markets Fall Investor Conference December 2, 2008 Exhibit 99.1

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Forward Looking Disclosure and Use of Non-
GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products and services and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in filings by RAIT with the Securities and Exchange Commission; adverse market developments and credit losses have reduced, and may continue to reduce, the value of trust preferred securities (“ TruPS”), subordinated debentures and other debt instruments directly or indirectly held by RAIT; adverse market developments and credit losses have reduced, and may continue to reduce, the value of other assets in RAIT’s investment portfolio; RAIT’s liquidity may be adversely affected by the reduced availability of short-term and long-term financing, including a significant curtailment of the market for securities issued in securitizations and of the availability of repurchase agreements and warehouse facilities; RAIT’s liquidity may be adversely affected by margin calls; RAIT may be unable to obtain adequate capital at attractive rates or otherwise; payment delinquencies or failure to meet other collateral performance criteria in collateral underlying RAIT’s securitizations have restricted, and may continue to restrict, RAIT’s ability to receive cash distributions from RAIT’s securitizations and have reduced, and may continue to reduce, the value of RAIT’s interests in these securitizations; failure of credit rating agencies to confirm their previously issued credit ratings for debt securities issued in RAIT’s securitizations seeking to go effective may restrict RAIT’s ability to receive cash distributions from those securitizations; covenants in RAIT’s financing arrangements may restrict RAIT’s business operations; fluctuations in interest rates and related hedging activities against such interest rates may affect RAIT’s earnings and the value of RAIT’s assets; borrowing costs may increase relative to the interest received on RAIT’s investments, thereby reducing RAIT’s net investment income; RAIT may be unable to sponsor and sell securities issued in securitizations, and, even if RAIT is able to do so, RAIT may be unable to acquire eligible securities for securitization transactions on favorable economic terms; RAIT may experience unexpected results arising from litigation that is currently pending or may arise in the future; RAIT and RAIT’s subsidiary, Taberna Realty Finance Trust (“ Taberna”), may fail to maintain qualification as real estate investment trusts (“REITs”); RAIT and Taberna may fail to maintain exemptions under the Investment Company Act of 1940; investment portfolios with geographic concentrations of residential mortgage loans could be adversely affected by economic factors unique to such concentrations; the market value of real estate that secures mortgage loans could diminish further due to factors outside of RAIT’s control; adverse governmental or regulatory policies may be enacted; management and other key personnel may be lost; competition from other REITs and other specialty finance companies may increase; and general business and economic conditions could impair the credit quality of our investments and reduce our ability to originate and finance investments.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

This document contains, and the related presentation may contain, non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document which is available on RAIT’s website at
www.raitft.com.

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RAIT is a specialty finance REIT that provides a comprehensive set of debt financing options to the real estate industry, including investors in commercial real estate, REITs and real estate operating companies and their intermediaries, throughout the United States and Europe. RAIT manages and invests in commercial mortgages, including whole and mezzanine loans, commercial real estate investments, preferred equity interests, residential mortgage loans, trust preferred securities and subordinated debentures. RAIT generates income for distribution from its portfolio of investments and assets under management.
Diversified Real Estate Finance REIT
Assets under management at 9/30/08 - $14.3 billion
Commercial real estate portfolio - $2.1 billion
Residential mortgage securitized portfolio - $3.7 billion
European portfolio –European real estate assets - $1.9 billion
Domestic TruPS and subordinated debt - $6.5 billion
Other investments - $0.7 million

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Experienced Management Team
OfficerPosition
Betsy Z. Cohen Chairman of the Board
Daniel G. Cohen Chief Executive Officer
Scott F. Schaeffer President & Chief Operating Officer
Jack E. Salmon Chief Financial Officer & Treasurer
Ken R. Frappier Executive Vice President-Risk Management
Raphael Licht Chief Legal Officer & Chief Administrative Officer
James J. Sebra Senior Vice President & Chief Accounting Officer
Plamen M. Mitrikov Executive Vice President – Asset Management (Europe)
Samuel J. Greenblatt Executive Vice President, Director of Originations (CRE)

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Current Business Conditions
International recessionary market conditions
Weak real estate markets
Capital constraints
Securitization market frozen
Banks hesitant to lend
Volatile capital markets

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Business Strategy
Position RAIT in the short term to take advantage of long term recovery in the face of challenging and unprecedented market conditions
Continue to focus on:
Generating adjusted earnings for our investors
Originating new, risk-adjusted, good performing assets, and earning fees
Enhancing cash flows from our investment portfolios
Repositioning non-performing assets
Maintain adequate liquidity by using financing strategies to preserve capital

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Looking Ahead….
Market opportunities
Market dislocation = opportunities
Risk-reward opportunities
Strong management team
Leverage experience, knowledge and business relationships
Potential sources of capital
Joint venture capital
Opportunity funds
Institutional capital
Asset re-positioning
Experience
Strong platform

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Portfolio Gross Cash Flow Performance
(1)
Quarterly cash flows may not be indicative of cash flows for subsequent quarterly or annual periods.  See “Forward-Looking Disclosure and
Use of Non-GAAP Financial Measures” above for risks and uncertainties that could cause our gross cash flow for subsequent quarterly or annual periods to differ materially from these amounts.

(2)
Our commercial real estate portfolio is comprised of $1.6 billion of assets collateralizing our commercial real estate securitizations (the “CRE
Securitizations”), $311.2 million of investments in real estate interests and $240.3 million of commercial mortgages and mezzanine loans all of which are included on our consolidated balance sheet as of September 30, 2008.
(3)
Our European portfolio is comprised of residual interests in our unconsolidated European securitizations.
(4)
Our U.S. TruPS portfolio is comprised of assets collateralizing our consolidated securitizations (other than CRE Securitizations) and interests in our unconsolidated securitizations (other than our European securitizations) and includes TruPS and subordinated debentures, unsecured
REIT note receivables, CMBS receivables, other securities, commercial mortgages and mezzanine loans.
The following chart summarizes RAIT’s total assets under management at September 30, 2008 and quarterly gross cash flow by portfolio (excluding origination fees) for the three-month periods ended
March 31, 2008, June 30, 2008 and September 30, 2008 and for the nine-month period ended September
30, 2008 (dollars in thousands):
Gross Cash Flow
Assets Under
Management at
September 30,
2008
Three -Month
Period Ended
March 31,
2008
(1)
Three -Month
Period Ended
June 30,
2008
(1)
Three -Month
Period Ended
September 30,
2008
(1)
Nine-Month
Period Ended
September 30,
2008
(1)
Commercial real estate
portfolio (2)
$  2,104,833 $ 25,137 $ 27,760 $ 23,137 $ 76,034
Residential mortgage portfolio
3,694,875 5,104 4,958 4,778 14,840
European portfolio (3)
1,945,487 3,461 3,606 4,264 11,331
U.S. TruPS portfolio (4)
6,512,275 11,850 9,173 11,952 32,975
Other investments 720 349 252 210 811
Total
$ 14,258,190 $ 45,901 $ 45,749 $ 44,341 $ 135,991

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Credit Performance Measures
Note:  As of 9/30/08
(1) Carrying value represents the value at which the respective asset class is recorded on our balance sheet in accordance with GAAP.
(2) Pertains to 13 loans with a $182.0 million aggregate unpaid principal balance.
(3) Includes loans delinquent over 60 days, in foreclosure, bankrupt or real estate owned as of September 30, 2008.
(4)
Investments in securities are recorded at fair value in our consolidated balance sheet in accordance with GAAP. The unpaid principal value of these investments as of September 30, 2008 is $4.3 billion. The unpaid principal balance of the non-accrual investments in this category is $475.6 million, or 11.1% of the total unpaid principal balance.
(5)
Loan loss reserves are not applicable for investments in securities and security related receivables, including our investments in European, U.S.
TruPS or other securities, as these items are carried at fair value in our consolidated financial statements. The estimated fair value adjustment for our U.S. TruPS portfolio is recorded as a component of GAAP net income. The estimated fair value adjustments for our investments in European securitizations and other securities are recorded as a component of accumulated other comprehensive income within shareholders’ equity. A charge to GAAP net income is recorded only if an other than temporary impairment is identified within our European portfolio or other investments.
While RAIT believes the estimated fair values of these asset classes are affected by any related credit quality issues, under GAAP, no separate loan loss reserve is established.
Portfolio
Carrying Value
of Investments (1)
# of Non-
Accrual
Investments
Loans
Carrying
Value of Non-
Accrual
Investments
Percentage
of Asset
Class(es)
Loan Loss
Reserves
9/30/2008
Commercial mortgages, mezzanine loans,
investments in real estate interests and other loans
2,412,397 $          11 146,315 $         6.1% $      46,250
(2)
Residential mortgages and mortgage related
receivables
3,680,672 435 169,734 (3) 4.6% 19,515
Investments in securities (4) (TruPS)
2,524,695 14 37,281 1.5%
N/A (5)
Total
8,617,764 $          460 353,330 $         4.1% 65,765 $

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$2.1 billion CRE assets under management at
9/30/08:
-
Originating and underwriting commercial real
estate loans since 1998
-
$55.6 million unused revolver capacity in CRE
securitizations at 9/30/08
Programs:
Commercial Mortgage Loan Program
Senior whole loans, short-term bridge loans
$5 million - $20 million
Commercial Real Estate Profile
Extensive origination platform:
-
referral network and repeat borrowers
$186 million of loan originations for nine
months ended September 30, 2008
Strong CRE credit history
Asset repositioning expertise
Q3 2008 Cash flow (1)
($ in thousands)
Target Yields
$23,137 14%-20%
1) Excludes loan origination fees during the quarter ended September 30, 2008

RAIT Financial Trust

Other 5.7%
Industrial 0.2%
Retail 18.7%
Multi-family 51.9%
Office 23.5%

Northeast 6.1%
Mid-Atlantic 15.1%
West 26.9%
Central 32%
Southeast 19.9%

RAS LISTED NYSE

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Commercial Real Estate Portfolio: Loan
Characteristics
Property Types Geographic U.S. Regions
Note:  As of 9/30/08
($ in thousands)
Amortized
Cost
Weighted
Average
Coupon
Number
of Loans
% of
Total
Loan
Portfolio
Commercial mortgages
$  1,423,744 7.7% 118 67.8%
Mezzanine loans 502,560 10.4% 154 23.9%
Other loans 174,879 6.1% 11 8.3%
Total $  2,101,183 8.2% 283 100%

RAIT

Financial Trust

MD 3%
NV 3%
VA 6%
NJ 4%
NY 3%
WA 2%
All other states 21%
CA 45%
AZ 3%
FL 7%
IL 3%

>710, 75.1%
641 - 709, 24.1%
<640, 0.8%

Note: As of 9/30/08

(1) FICO score at origination

(2) Based on carrying amount

RAS LISTED NYSE

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Residential Mortgage Loan Portfolio Summary
Geographic Distribution by State
($ in thousands)
Portfolio by FICO Score (1) (2)
Q3 2008 Cash Flow
($ in thousands)
$4,778
Target Yields
6%-8%

Carrying
Amount at
03/31/08

Average
Interest
Rate

Average
Next
Adjustmen
Date

Numbe
of
Loans

% of
Portfolio

3/1 ARM............................ $ 93,098 5.6% Nov. 2008 248 2.5%
5/1 ARM............................ 3,019,721 5.6% Sept. 2010 6,295 82.1%
7/1 ARM............................ 511,174 5.7% July 2012 1,127 13.9%
10/1 ARM .......................... 56,679 5.7% June 2015 67 1.5%

Total ................................. $3,680,672 5.6% 7,737 100.0%

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$1.9 billion unconsolidated European assets
under management:
-
Managed portfolio
-
Generating fee income and investment yield
European Portfolio Profile
Note:  As of 9/30/08
Credit:
As of 9/30/08:
-
Experienced two defaults during the quarter
-
Expected $800,000 decrease in Q4 2008 cash
flow
Q3 2008 Cash Flow
($ in thousands)
$4,264

RAIT

Financial Trust

Storage 3%
Hospitality 5%
Retail 7%
Residential Mortgage 6%
Homebuilders 11%
Specialty Finance 15%
Office 21%
Commercial Mortgage 32%

RAS LISTED NYSE

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$6.5 billion assets under management
-
$2.5 billion – consolidated assets at fair value
Fees:
-
Asset management fees
Current market conditions
-
Assets and liabilities reported under fair value
accounting in 2008.
-
No new production
-
Defaults in certain securitizations collateralized by
TruPS has caused redirection of cash flow to prepay
senior debt
Domestic TruPS Profile
Q3 2008 Cash Flow (1)
($ in thousands)
$11,952
TruPS Issuer Types (1)
Note:  As of 9/30/08
(1) Based on estimated fair value

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Liquidity & Capital Resources at 9/30/08
$38.4 million of cash on hand
$55.6 million of unused capacity under our two commercial real estate securitizations
$36.5 million of available capacity under existing commercial bank facilities
No short term repurchase agreement margin call risk

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Debt Capital Terms
($ in thousands)
Note:  As of 9/30/08
Description
Unpaid
Principal
Balance
Carrying
Amount
Interest Rate
Terms
Current
Weighted-
Average
Interest Rate Contractual Maturity
Secured credit facilities and other indebtedness ........ $ 207,182 $ 205,966 4.5% to 13.0% 6.9% Nov. 2008 to 2037
Mortgage -backed securities issued
(1)(2)(3)
.................. 3,464,774 3,438,431 4.6% to 5.8% 5.1% 2035
Trust preferred obligations
(4)
...................................... 362,500 208,916 5.5% to 10.1% 7.0% 2035
CDO notes payable – amortized cost (1)(5) ...................
1,431,250
1,431,250 3.5% to 7.2% 3.9% 2036 to 2045
CDO notes payable – fair value (1)(4)(6) ........................ 3,615,691 841,546 3.1% to 10.0% 3.8% 2035 to 2038
Convertible senior notes .............................................
404,000
404,000 6.9% 6.9% 2027
Total indebtedness ..................................................... $ 9,485,397 $ 6,530,109 4.6%
(1) Excludes mortgage-backed securities and CDO notes payable purchased by us which are eliminated in consolidation.
(2) Collateralized by $3,694,874 principal amount of residential mortgages and mortgage-related receivables. These obligations were issued by separate legal entities and consequently the assets of the special purpose entities that collateralize these obligations are not available to our creditors.
(3) Rates generally follow the terms of the underlying mortgages, which are fixed for a period of time and variable thereafter.
(4) Relates to liabilities for which we elected to record at fair value under SFAS No.159.
(5) Collateralized by $1,714,492 principal amount of commercial mortgages, mezzanine loans and other loans. These obligations were issued by separate legal entities and consequently the assets of the special purpose entities that collateralize these obligations are not available to our creditors.
(6) Collateralized by $4,122,412 principal amount of investments in securities and security-related receivables and loans, before fair value adjustments. The fair value of these investments as of September 30, 2008 was $2,583,272. These obligations were issued by separate legal entities and consequently the assets of the special purpose entities that collateralize these obligations are not available to our creditors.
We maintain various forms of short-term and long-term financing arrangements. Generally, these financing agreements are collateralized by assets within
CDOs or mortgage securitizations. The following  table summarizes our indebtedness as of September 30, 2008:

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Selected GAAP Financial Data
(1) Declared a $0.35 dividend per common share on October 10, 2008 payable December 5, 2008 to holders of record on October 31, 2008
2008 2007 2008 2007
Operating Data:
Net investment income $            37,390 $        39,962 $     111,567 $       134,564
Total revenue 47,239 54,346 141,127 163,536
Total expenses 20,430 40,046 72,049 102,014
Change in fair value of financial
instruments
(302,245) — 50,661 —
Asset impairments (18,038) (342,954) (38,361) (342,954)
Net income (loss) available to common
shares (181,690) (243,591) 62,876 (195,855)
Earnings (loss) per share:
Basic $              (2.83) $          (4.02) $          1.01 $           (3.23)
Diluted $              (2.83) $          (4.02) $          1.01 $           (3.23)
Common dividends declared per share(1)
$                     -
$           0.46 $          0.92 $             2.10
As of
September 31,
As of
December 31,
2008 2007
Balance Sheet Data:
Investments in mortgages and loans
$      5,706,273 $   6,228,633
Investments in securities 2,524,695 3,827,800
Total assets 8,973,414 11,057,580
Total indebtedness 6,530,109 10,057,121
Total liabilities 6,930,087 10,476,735
Minority interest 361,875 1,602
Total shareholders’ 1,681,452 579,243
Book value per share $           23.40 $          6.78
Shares outstanding 64,783,126 61,018,231
As of and for the three months
ended September 30,
As of and for the nine months
ended September 30,
equity

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Adjusted Earnings Reconciliation of Reported GAAP Net Income Available to Common Shares to Adjusted Earnings (1)
Performance Measures – Adjusted Earnings
For the Three-Month For the Nine-Month
2008 2007 2008 2007
Net income (loss) available to common shares, as reported
$  (181,690) $ (243,591) $  62,876 $    (195,855)
Add (deduct):
Provision for losses
1 4,992 6,099 50,575 10,662
Depreciation expense
1,665 1,945 4,431 3,816
Amortization of intangible assets
2,883
17,473
16,048
46,051
(Gains) losses on sale of assets (2)
(770)
7,569
(770)
10,329
(Gains) losses on extinguishment of debt
—
—
(8,662)
—
Change in fair value of financial instruments, net
of allocation to minority interest of $(118,303)
and $(27,748) for the three-month and nine-
month periods ended September 30, 2008,
respectively 183,942 — (78,409) —
Unrealized (gains) losses on interest rate hedges
290
3,122
275
2,605
Interest cost of hedges, net of allocation to
minority interest of $3,850 and $10,201 for the
three-month and nine-month periods ended
September 30 , 2008, respectively (11,238) — 29,144 —
Capital losses (3)
— — 32,059 —
Asset impairments, net of allocation to minority
interest of $95,986 for the three -month and
nine-month periods ended September 30, 2008 18,038 246,968 38,361 246,968
Share-based compensation
1, 237
3,016
5,535
8,753
rite-off of unamortized deferred financing costs
— — —
2,985
Fee income deferred (recognized)
257
(5,263)
446
27,732
Deferred tax provision (benefit)
17
3,245
1,2 40
(15,445)
Adjusted earnings
$    29,623 $    40,583 $    94,861 $    148,601
eighted-average shares outstanding —Diluted
64,176,083 60, 664,698 62,492,475 60, 581,559
Adjusted earnings per diluted share
$        0. 46 $       0. 67 $        1.52 $       2.45
W
W
Period Ended September Period Ended September 30 30

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Performance Measures – Adjusted Earnings
(Continued)
(1) We measure our performance using adjusted earnings in addition to GAAP net income (loss). Adjusted earnings represents net income (loss) available to common shares, computed in accordance with GAAP, before provision for losses, depreciation expense, amortization of intangible assets, (gains) losses on sale of assets, (gains) losses on extinguishment of debt, change in fair value of financial instruments, net of allocation to minority interest, unrealized (gains) losses on interest rate hedges, interest cost of hedges, net of allocation to minority interest, capital (gains) losses, asset impairments, net of allocation to minority interest, net (gains) losses on deconsolidation of VIEs, share-based compensation, write-off of unamortized deferred financing costs, fee income deferred (recognized) and our deferred tax provision (benefit). These items are recorded in accordance with GAAP and are typically non-cash items that do not impact our operating performance or dividend paying ability.
Management views adjusted earnings as a useful and appropriate supplement to GAAP net income (loss) because it helps us evaluate our performance without the effects of certain GAAP adjustments that may not have a direct financial impact on our current operating performance and our dividend paying ability. We use adjusted earnings to evaluate the performance of our investment portfolios, our ability to generate fees, our ability to manage our expenses and our dividend paying ability before the impact of non-cash adjustments recorded in accordance with GAAP. We believe this is a useful performance measure for investors to evaluate these aspects of our business as well. The most significant adjustments we exclude in determining adjusted earnings are provision for losses, amortization of intangible assets, change in fair value of financial instruments, capital (gains) losses, asset impairments and share-based compensation. Management excludes all such items from its calculation of adjusted earnings because these items are not charges or losses which would impact our current operating performance or dividend paying ability. By excluding these significant items, adjusted earnings reduces an investor’s understanding of our operating performance by excluding: (i) management’s expectation of possible losses from our investment portfolio or non-
performing assets that may impact future operating performance or dividend paying ability, (ii) the allocation of non-cash costs of generating fee revenue during the periods in which we are receiving such revenue, and (iii) share-based compensation required to retain and incentivize our management team.
Adjusted earnings, as a non-GAAP financial measurement, does not purport to be an alternative to net income (loss) determined in accordance with GAAP, or a measure of operating performance or cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Instead, adjusted earnings should be reviewed in connection with net income (loss) and cash flows from operating, investing and financing activities in our consolidated financial statements to help analyze management’s expectation of potential future losses from our investment portfolio and other non-cash matters that impact our financial results. Adjusted earnings and other supplemental performance measures are defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted earnings to these other REITs.
(2) During the nine-month period ended September 30, 2008, we revised our definition of adjusted earnings to exclude capital (gains) losses and gains (losses) on sale of assets.
Capital (gains) losses and gains (losses) on sale of assets, while economic gains or losses, do not currently impact operating performance or dividend paying ability. This revision resulted in an increase of $7.6 million and $10.3 million to the computation of adjusted earnings for the three-month and nine-month periods ended September 30, 2007, respectively.
(3) During the nine-month period ended September 30, 2008, all of our warehouse arrangements were terminated.  We have recorded the estimated loss of our warehouse deposits as a component of the change in fair value of free-standing derivatives in our consolidated statement of operations.

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Performance Measures – Economic Book Value
Economic Book Value (1) - We define Economic Book Value as shareholders’ equity, determined in accordance with GAAP, adjusted for the following items: liquidation value of preferred shares, unamortized intangible assets, goodwill, and (gains) losses recognized in excess of our investments at risk.
As of
September 30, 2008
As of
December 31, 2007
Amount Per Share (2) Amount Per Share (2)
Shareholders’ equity, as reported ................................................................................. 1,681,452 $  25.95 $ 579,243 $  9.49
Add (deduct):
Liquidation value of preferred shares (3) .................................................................... (165,458) (2.55) (165,458) (2.71)
Book Value ..................................................................................................................... 1,515,994 23.40 413,785 6.78
Unamortized intangible assets ...................................................................................
(22,037)
(0.34) (56,123) (0.92)
Tangible Book Value
(4)
..................................................................................................
1,493,957 23.06 357,662 5.86
Add (deduct):
Unrealized (gains) losses recognized in excess of value at risk .. (600,032) (9.26) 284,002 4.66
Economic Book Value ..................................................................................................... $893,925 $   13.80 $ 641,664 $ 10.52
$
...............................
(1) Management views economic book value as a useful and appropriate supplement to shareholders’ equity, book value and tangible book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of realized or unrealized (gains) losses on investments in excess of our total investment in that securitization, which is our maximum value at risk. Under GAAP, we record certain of our assets, liabilities and derivatives of our consolidated entities, primarily our consolidated securitizations, at fair value. The net fair value adjustments recognized in our financial statements that reduced our total investment below zero are added back to shareholders’ equity in arriving at economic book value and the net fair value adjustments recognized in our financial statements that are in excess of our total investment are deducted from shareholders’
equity in arriving at economic book value. In performing these computations, we exclude the impact of unrealized fair value adjustments associated with derivatives on economic book value.
Economic book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Economic book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Economic book value is defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our economic book value to that of other REITs. We do not intend economic book value to represent the fair value of our retained interests in our securitizations or the fair value of our shareholders’ equity available to common shareholders.
(2) Based on 64,783,126 and 61,018,231 common shares outstanding as of September 30, 2008 and December 31, 2007, respectively.
(3) Based on 2,760,000 Series A preferred shares, 2,258,300 Series B preferred shares, and 1,600,000 Series C preferred shares, all of which have a liquidation preference of $25.00 per share.
(4) Tangible book value per share is calculated by subtracting the liquidation value of RAIT’s cumulative redeemable preferred shares and net intangible assets from total shareholders’
equity and dividing the result by the number of common shares outstanding at the end of the period.

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Summary
Position RAIT to take advantage of opportunities once market conditions improve and to maximize shareholder value over time
Management is focused on:
Monitoring credit performance of our portfolios
Generating adjusted earnings
Enhancing cash flows and liquidity